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                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT

                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  Nov 27, 2000

(i)   Amount of principal being paid or distributed in respect of the
      Certificates:
                 $0.00
          ---------------------
          ( $        -         , per $1,000 original principal amount of the Notes)
          ---------------------

(ii)  (a)  Amount of interest being paid or distributed in respect of the Certificates:
            $1,257,641.67
          ---------------------
          ( $   0.0000193      , per $1,000 original principal amount of the Notes)
          ---------------------

      (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
            $  30,550.00
          ---------------------
          ( $ 0.0000005        , per $1,000 original principal amount of the Notes)
          ---------------------
(iii) Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
      (1)  (a)  Distributed to Certificateholders:
                $0.00
          ---------------------
          ( $        -         , per $1,000 original principal amount of the Certificates)
          ---------------------
           (b)  Distributed to Certificateholders:
                $0.00
          ---------------------
          ( $        -         , per $1,000 original principal amount of the Certificates)
          ---------------------
      (2)  (a)  Balance on Certificateholders:
                $0.00
          ---------------------
          ( $        -         , per $1,000 original principal amount of the Notes)
          ----------------------
           (b)  Balance on Certificateholders:
                $0.00
          ---------------------
          ( $        -         , per $1,000 original principal amount of the Notes)
          ---------------------

(iv)  Payments made under the Cap Agreement on such date:      November 24, 2000
                                                          ------------------------
          (     $0.00           with respect to the Certificates,
          ---------------------
          (     $0.00           with respect to the Notes,
          ---------------------
          (     $0.00           outstanding amount owed to Cap Provider.
          ---------------------

(v)   Pool Balance at end of related Collection Period:  $906,623,745.08
                                                        -------------------------


(vi)  After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes:         $204,989,377.42
                                                                         -------------------
           (2)  Class A-1 Note Pool Factor:                 0.73210492
                                                     --------------------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes:         $625,000,000.00
                                                                         -------------------
           (2)  Class A-2 Note Pool Factor:                 1.00000000
                                                     --------------------
      (c)  (1)  Outstanding principal amount of Class M Notes:           $30,000,000.00
                                                                         -------------------
           (2)  Class M Note Pool Factor:                   1.00000000
                                                     --------------------
      (d)  (1)  Outstanding principal amount of Certificates:            $65,000,000.00
                                                                         -------------------
           (2)  Certificate Pool Factor:                    1.00000000
                                                     --------------------


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
(vii) Certificate Interest Rate:
      (a)  In general
           (1)  Three-Month Libor was

                0.0000000%       for the period from the Closing Date to but excluding 11/26/99 and
                -----------------
                6.6900000%       for the period from and including 11/26/99 to but excluding 02/25/2000 and
                -----------------
           (2)  The Student Loan Rate was:           Not Applicable      (1)
                                                     --------------------
      (b)  Certificate Interest Rate:                7.5900000%     (Based on 3-Month LIBOR)
                                                     ---------------

   (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)     Amount of Master Servicing Fee for  related Collection Period:    $1,113,580.54
                                                                          --------------------
                 $ 0.000017132        , per $1,000 original principal amount of the Certificates.
                ----------------------

(ix)       Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                         --------------------
                 $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                ----------------------

(x)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $309,954.34
                                                                                           ----------------------

      (b)  Delinquent Contracts                        # Disb.       %               $ Amount           %
                                                       -------       -               --------           -
           30-60 Days Delinquent                        1,943       2.57%           $18,866,706       3.44%
           61-90 Days Delinquent                          778       1.03%           $ 7,669,360       1.40%
           91-120 Days Delinquent                         563       0.75%           $ 4,746,397       0.86%
           More than 120 Days Delinquent                  696       0.92%           $ 6,342,267       1.15%
           Claims Filed Awaiting Payment                  563       0.75%           $ 5,501,546       1.00%
                                                       ------     ------           ------------      ------
              TOTAL                                     4,543       6.02%           $43,126,275       7.85%

(xi)  Amount in the Reserve Account:            $16,614,201.71
                                                --------------------

(xii) Amount in the Prefunding Account:         $4,726,728.38
                                                --------------------

(xiii)Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
           Subsequent Pool Student Loans:            0.00


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